UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 31, 2020

ENERPAC TOOL GROUP CORP
(Exact name of Registrant, as specified in its charter)

Wisconsin	001-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2020, in light of the uncertainty with respect to the duration and severity of the COVID-19 pandemic and the extent of restrictions that may be adopted by state and local governments limiting or restricting indoor gatherings of groups to limit further outbreaks of COVID-19, the Board of Directors of Enerpac Tool Group Corp. (the “Company”) amended the Company’s bylaws (the “Bylaws”) to provide that the Board of Directors, in its sole discretion, may determine that an annual or special meeting of shareholders may be held solely by means of remote communication as authorized under the Wisconsin Business Corporation Law.  The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to a marked copy of the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  An unmarked version of the Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On July 31, 2020, the Company announced that its Board of Directors approved a cash dividend on the Company’s Class A common stock. The Board declared an annual dividend of $0.04 per share that will be payable on October 19, 2020 to shareholders of record at the close of business on October 2, 2020.

The press release announcing the dividend is submitted as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

3.1	Amended and Restated Bylaws, as amended (marked to show amendments effective July 31, 2020)

3.2	Amended and Restated Bylaws, as amended

99.1	Press Release of the Company dated July 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                        July 31, 2020

ENERPAC TOOL GROUP CORP.

By:	/s/ Fabrizio Rasetti
Fabrizio Rasetti
Executive Vice President, General Counsel and Secretary

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